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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 17,2007
(Date of Earliest Event Reported)

ADVANCED OXYGEN TECHNOLOGIES, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware 000-09951 91-1143622
(State of Incorporation) (Commission File No.) (I.R.S. Employer
Identification No.)

C/O Crossfield Incorporated
100 Maiden Lane, Suite 2003
New York, NY 10038
(Address of Principal Executive Offices)

Registrant's Telephone Number: (212) 727-7085

C/O Crossfield Incorporated
133 West 13th St. Suite #5
New York, NY 10011
(Former Address)

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ITEM 8.01 : OTHER EVENTS

CHANGE IN ADDRESS OF COMPANY

The Company's location, and location of books and records has changed from Advanced Oxygen Technologies, Inc. C/O Crossfield Inc. 133 West 13th St. Suite #5 New York, NY 10011 ("Old Location") to Advanced Oxygen Technologies, Inc. c/o Crossfield, Inc. 100 Maiden Lane, Suite 2003, New York, NY 10038, Telephone (212)-727-7085, Fax (208)-439-5488. This location is co-located with a related business of the president, Robert E. Wolfe.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2007.

ADVANCED OXYGEN TECHNOLOGIES, INC.

BY:/s/ Robert E. Wolfe
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Robert E. Wolfe
President